Smead Funds Trust

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Cole W. Smead, Julie A. Tedesco and Francine S. Hayes, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of shares of beneficial interest of any series of Smead Funds Trust, whether existing on the date hereof or created in the future, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 3rd day of September, 2014.

Signature	Title

/s/ Peter Musser	Trustee
Peter Musser

Smead Funds Trust

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Cole W. Smead, Julie A. Tedesco and Francine S. Hayes, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of shares of beneficial interest of any series of Smead Funds Trust, whether existing on the date hereof or created in the future, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 3rd day of September, 2014.

Signature	Title

/s/ Walter F. Walker	Trustee
Walter F. Walker

Smead Funds Trust

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Cole W. Smead, Julie A. Tedesco and Francine S. Hayes, and each of them, her true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of shares of beneficial interest of any series of Smead Funds Trust, whether existing on the date hereof or created in the future, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 3rd day of September, 2014.

Signature	Title

/s/ Nancy Zevenbergen	Trustee
Nancy Zevenbergen

Smead Funds Trust

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Cole W. Smead, Julie A. Tedesco and Francine S. Hayes, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of shares of beneficial interest of any series of Smead Funds Trust, whether existing on the date hereof or created in the future, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 3rd day of September, 2014.

Signature	Title

/s/ Gregory A. Demopulos	Trustee
Gregory A. Demopulos